LETTER OF TRANSMITTAL
TO TENDER ORDINARY SHARES
of
GIVEN IMAGING LTD.
PURSUANT TO THE OFFER TO PURCHASE DATED MAY 16, 2008
by
ELRON ELECTRONIC INDUSTRIES LTD.

THE INITIAL OFFER PERIOD AND WITHDRAWAL RIGHTS WILL EXPIRE AT 10:00 A.M., NEW YORK TIME, AND 5:00 P.M., ISRAEL TIME, ON MONDAY, JUNE 16, 2008, UNLESS THE OFFER IS EXTENDED.

The U.S. Depositary for the offer is:

American Stock Transfer & Trust Company

By Hand/Overnight Courier:	By Facsimile (to Eligible Institutions only):	By Mail:
American Stock Transfer & Trust Company Operations Center Attn: Reorganization Department 6201 15th Avenue Brooklyn, New York 11219	(718) 234-5001 Confirm by Telephone: Toll-free (877) 248-6417 (718) 921-8317	American Stock Transfer & Trust Company Operations Center Attn: Reorganization Department P.O. Box 2042 New York, New York 10272-2042

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE VALID DELIVERY.

PLEASE READ THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL CAREFULLY BEFORE COMPLETING THIS LETTER OF TRANSMITTAL. IF APPLICABLE TO YOU, MAKE SURE YOU COMPLETE (1) THE DECLARATION OF STATUS FOR ISRAELI INCOME TAX PURPOSES (THE “DECLARATION FORM”) INCLUDED HEREIN TO PREVENT ISRAELI WITHHOLDING TAX OF UP TO 25% AND/OR (2) SUBSTITUTE FORM W-9 INCLUDED HEREIN OR THE APPROPRIATE IRS FORM W-8, AS APPLICABLE, TO PREVENT U.S. BACKUP WITHHOLDING TAX OF 28%, IN EACH CASE, ON ANY CASH PAYMENT PAYABLE TO YOU PURSUANT TO THE OFFER.

SUBJECT TO APPLICABLE LAW, THE OFFER IS NOT BEING MADE TO (NOR WILL TENDER OF SHARES BE ACCEPTED FROM OR ON BEHALF OF) HOLDERS IN ANY JURISDICTION IN WHICH THE MAKING OR THE ACCEPTANCE OF THE OFFER WOULD NOT BE IN COMPLIANCE WITH THE LAWS OF SUCH JURISDICTION.

Name(s) and Address(es) of Registered Holder(s)	DESCRIPTION OF SHARES TENDERED

	Share Certificate No(s)., if available*	Number of Shares Represented by Certificate**

TOTAL SHARES F

*	Need not be completed by shareholders delivering ordinary shares of Given Imaging by book-entry transfer.

**	Unless otherwise indicated, it will be assumed that all shares evidenced by each certificate delivered to the U.S. Depositary are being tendered. See Instruction 4.

F Shareholders of Given Imaging must complete this Letter of Transmittal (i) if certificates evidencing shares are to be forwarded with this letter or (ii) unless an agent’s message (as defined in Section 3 of the Offer to Purchase, as referred to below) is utilized, if delivery of shares is to be made by book-entry transfer to an account maintained by American Stock Transfer & Trust Company, as depositary (the “U.S. Depositary”) at The Depository Trust Company (the “Book-Entry Transfer Facility” or “DTC”). Delivery of documents to DTC or any other party does not constitute delivery to the U.S. Depositary.

Shareholders whose certificates evidencing shares are not immediately available or who cannot deliver their certificates and all other documents required hereby to the U.S. Depositary prior to 10:00 a.m., New York time, or 5:00 p.m., Israel time, on the Initial Completion Date or Final Expiration Date (as defined in Section 1 of the Offer to Purchase), as applicable, or who cannot complete the procedure for delivery by book-entry transfer on a timely basis will not be able to tender their shares pursuant to guaranteed delivery procedure. See Instruction 2.

NOTE: SIGNATURES MUST BE PROVIDED BELOW

☐	Check here if shares are being delivered by book-entry transfer to the U.S. Depositary’s account at The Depository Trust Company and complete the following:
Name of Tendering Institution:
Account Number:
Transaction Code Number:

IMPORTANT: This Letter of Transmittal, properly completed and duly executed (together with any required signature guarantees (or, in the case of a book-entry transfer, an agent’s message) and certificates or confirmation of book-entry transfer and all other required documents) must be received by the U.S. Depositary prior to 10:00 a.m., New York time, or 5:00 p.m., Israel time, on the Initial Completion Date or Final Expiration Date, as applicable. Delivery of this Letter of Transmittal to an address other than as set forth above, will not constitute a valid delivery.

Ladies and Gentlemen:

The undersigned hereby tenders to Elron Electronics Industries Ltd. (the “Purchaser”), the above-described ordinary shares, par value NIS 0.05 per share (the “Shares”) of Given Imaging Ltd. (“Given Imaging”), pursuant to the Purchaser’s offer to purchase 5.0% of the issued and outstanding Shares at $16.54 per Share, net to the seller in cash, less any required withholding taxes and without interest, upon the terms of, and subject to the conditions to, the Offer to Purchase, dated May 16, 2008 (the “Offer to Purchase”) and this Letter of Transmittal (which, as amended from time to time, together constitute the “Offer”), receipt of which is hereby acknowledged.

Upon the terms of, and subject to the conditions to, the Offer (and if the Offer is extended or amended, the terms of any such extension or amendment), and subject to, and effective upon, acceptance for payment of Shares tendered herewith, in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to or upon the order of the Purchaser all right, title and interest in and to, and any and all claims in respect of or arising or having arisen as a result of the undersigned’s status as a holder of, all Shares that are being tendered hereby (and any and all non-cash dividends, distributions, rights, other Shares or other securities issued or issuable in respect thereof on or after May 16, 2008 (collectively, “Distributions”)) and irrevocably appoints the U.S. Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to the tendered Shares (and all Distributions), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (1) deliver certificates evidencing the tendered Shares (and all Distributions), or transfer ownership of the tendered Shares (and all Distributions) on the account books maintained by The Depository Trust Company, together, in either case, with all accompanying evidences of transfer and authenticity, to or upon the order of the Purchaser, (2) present the tendered Shares (and all Distributions) for transfer on the books of Given Imaging, and (3) receive all benefits and otherwise exercise all rights of beneficial ownership of the tendered Shares (and all Distributions), all in accordance with the terms of the Offer.

By executing this Letter of Transmittal, the undersigned hereby irrevocably appoints the designees of the Purchaser as the attorney and proxy of the undersigned, each with full power of substitution, to the full extent of the undersigned’s rights with respect to the Shares tendered. This proxy and power of attorney is coupled with an interest in the tendered Shares, is irrevocable and is granted in consideration of, and is effective upon, the acceptance for payment of the tendered Shares by the Purchaser in accordance with other terms of the Offer. Acceptance for payment will revoke all other proxies and powers of attorney granted by the undersigned at any time with respect to the tendered Shares (and all shares and other securities issued in Distributions in respect of the tendered Shares), and no subsequent proxies, powers of attorney, consents or revocations may be given by the undersigned with respect thereto (and if given will not be deemed effective). The undersigned understands that, in order for Shares or Distributions to be deemed validly tendered, immediately upon the Purchaser’s acceptance of the tendered Shares for payment, the Purchaser must be able to exercise all rights, including voting rights, with respect to the tendered Shares (and any and all Distributions), including, without limitation, voting at any meeting of Given Imaging’s shareholders then scheduled.

The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer Shares tendered hereby and all Distributions, that when the tendered Shares are accepted for payment by the Purchaser, the Purchaser will acquire good and unencumbered title to such Shares and Distributions, free and clear of all liens, restrictions, charges and encumbrances, and that none of the tendered Shares and Distributions will be subject to any adverse claim. The undersigned, upon request, will execute and deliver all additional documents deemed by the U.S. Depositary or the Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the tendered Shares and all Distributions. In addition, the undersigned will remit and transfer promptly to the U.S. Depositary for the account of the Purchaser all Distributions in respect of Shares tendered hereby, accompanied by appropriate documentation of transfer, and until receipt of transfer or appropriate assurance of receipt and transfer, the Purchaser will be entitled to all rights and privileges as owner of each such Distribution and may withhold the entire purchase price of the tendered Shares, or deduct from the purchase price, the amount or value of that Distribution as determined by the Purchaser in its sole discretion.

No authority herein conferred or agreed to be conferred will be affected by, and all such authority will survive, the death or incapacity of the undersigned. All obligations of the undersigned in this Letter of

Transmittal will be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable. The undersigned understands that the valid tender of Shares pursuant to any one of the procedures described in Section 3 of the Offer to Purchase and in the Instructions to this Letter of Transmittal will constitute the undersigned’s acceptance of the terms of, and conditions to, the Offer. The Purchaser’s acceptance of the tendered Shares for payment will constitute a binding agreement between the undersigned and the Purchaser upon the terms of, and subject to the conditions to, the Offer (and if the Offer is extended or amended, the terms of, or conditions to, any such extension or amendment).

Unless otherwise indicated below in the box entitled “Special Payment Instructions,” please issue the check for the purchase price of all Shares purchased and return all certificates evidencing Shares not tendered or not accepted for payment in the name(s) of the registered holder(s) appearing above under “Description of Shares Tendered.” Similarly, unless otherwise indicated below in the box entitled “Special Delivery Instructions,” please mail the check for the purchase price of all Shares purchased and return all certificates evidencing Shares not tendered or not accepted for payment (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing above under “Description of Shares Tendered” on the reverse of this Letter of Transmittal. In the event that the boxes below entitled “Special Payment Instructions” and “Special Delivery Instructions” are both completed, please issue the check for the purchase price of all Shares purchased and return all certificates evidencing Shares not tendered or not accepted for payment in the name(s) of, and deliver such check and return such certificates (and any accompanying documents, as appropriate) to, the person(s) so indicated. Unless otherwise indicated below in the box entitled “Special Payment Instructions,” please credit any Shares tendered hereby and delivered by book-entry transfer that are not accepted for payment by crediting the account at The Depository Trust Company. The undersigned recognizes that the Purchaser has no obligation, pursuant to the Special Payment Instructions, to transfer any Shares from the name of the registered holder(s) if the Purchaser does not accept for payment any Shares tendered hereby.

IF ANY SHARE CERTIFICATES REPRESENTING SHARES THAT YOU OWN HAVE BEEN LOST, STOLEN OR DESTROYED, SEE INSTRUCTION 2.

SIGN HERE
(and complete a Substitute Form W-9 or the appropriate Form W-8 (as applicable), and a Declaration Form (Declaration of Status for Israeli Income Tax Purposes), as applicable. See “IMPORTANT TAX INFORMATION”.)

X  Dated:  , 2008

(Must be signed by registered holder(s) exactly as name(s) appear(s) on certificates or on a security position listing by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide the following information and see Instruction 5.)

Name(s):
     Please Print

Capacity (full title):

Address:

     Please Include Zip Code

Daytime Area Code and Telephone No:

Taxpayer Identification or
Social Security No.:
     (See Substitute Form W-9 below)

Guarantee of Signature(s)
(See Instructions 1 and 5)

FOR USE BY FINANCIAL INSTITUTIONS ONLY.

Financial Institutions: Place Medallion Guarantee in Space Below

FOR USE BY U.S. DEPOSITARY/PURCHASER ONLY

By power-of-attorney from the Purchaser, the U.S. Depositary hereby sets its corporate seal to indicate acceptance of the tendered Shares by the Purchaser:

If you do not wish to have the check for the purchase price of the Shares and the certificate evidencing Shares not tendered or not purchased issued in the name of the record holder(s) of the Shares, please complete the “Special Payment Instructions” below. If the check for the purchase price of the tendered Shares and the certificate evidencing Shares not tendered or not purchased are to be registered in the name of anyone other than the registered holder or mailed to any person(s) other than the person(s) signing this Letter of Transmittal, the certificate(s) must be endorsed and signatures guaranteed.

SPECIAL PAYMENT INSTRUCTIONS (See Instructions 1, 5, 6 and 7)

Fill in ONLY if check for the purchase price of the shares and the certificate evidencing shares not tendered or not purchased are to be issued in the name of someone other than the registered holder(s). Please Print.

Name:

(First, Middle & Last Name)
Address:

(Number and Street)

(City, State and Zip)
Tax Identification or Social Security Number (See Substitute Form W-9 below):

If you wish to have the check delivered to someone other than the record holder(s) or to an address other than the address specified in “Description of Shares Tendered” please complete the “Special Delivery Instructions” below and the check will be mailed to the address(es) indicated.

SPECIAL DELIVERY INSTRUCTIONS (See Instructions 1, 5, 6 and 7)

Fill in ONLY if check for the purchase price of shares purchased and certificates evidencing shares not tendered or not purchased are to be delivered to someone other than the undersigned or to the undersigned at an address other than that shown above. Please Print.

Deliver check(s) to:
Name:

(First, Middle & Last Name)
Address:

(Number and Street)

(City, State and Zip)
Tax Identification or Social Security Number (See Substitute Form W-9 below):

TO BE COMPLETED BY ALL TENDERING SHAREHOLDERS

PAYER’S/ REQUESTER’S NAME: American Stock Trust & Transfer Company, as U.S. Depositary

SUBSTITUTE Form W-9	Part 1 – Please print or type

Name (as shown on your income tax return):

Business name, if different from the above:

Check the appropriate box: ☐ Individual/Sole proprietor ☐ Corporation ☐ Partnership ☐ Limited liability Company. Enter the tax classification (D=disregarded entity, C=corporation, P=partnership) ____

	☐ Other		☐ Exempt payee

Address (number, street, and apt. or suit no.):

City, State, and ZIP code:

	Part 2 – Taxpayer Identification Number (TIN)		Social Security Number:

Enter your TIN in the appropriate box. The TIN provided must match the name given on Part 1 to avoid backup withholding. For individuals, this is your social security number (SSN). For other entities, it is your employer identification number (EIN).

Employer Identification Number:

CERTIFICATION:
Under penalties of perjury, I certify that: (1) The number shown on this form is my correct TIN, and (2) I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the IRS that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and (3) I am a U.S. citizen or other U.S. person (including a U.S. resident alien).
Certification Instructions—You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding, you received another notification from the IRS that you were no longer subject to backup withholding, do not cross out item (2).
     Also see instructions in the enclosed Guidelines
The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

	Sign Here	Signature of U.S. Person:	Date:

For assistance in completing this form, call the U.S. Depositary at (718) 921-8200 and also see Instruction 9 and the section entitled “Important Tax Information.”

NOTE:

FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE FORM W-9 MAY RESULT IN UNITED STATES BACKUP WITHHOLDING OF 28% OF ANY CASH PAYMENT (IF ANY) MADE TO YOU WITH RESPECT TO ORDINARY SHARES, NIS 0.05 PAR VALUE PER SHARE, OF GIVEN IMAGING SURRENDERED. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

NOTE:

IF YOU ARE ELIGIBLE FOR AN EXEMPTION FROM ISRAELI WITHHOLDING TAX, OR A REDUCED WITHHOLDING RATE, FAILURE TO COMPLETE AND RETURN THE ENCLOSED DECLARATION FORM MAY RESULT IN ISRAELI WITHHOLDING OF 25% OF ANY CASH PAYMENT (IF ANY) MADE TO YOU WITH RESPECT TO ORDINARY SHARES, NIS 0.05 PAR VALUE PER SHARE, OF GIVEN IMAGING SURRENDERED. PLEASE REVIEW THE ENCLOSED DECLARATION FORM AND THE INSTRUCTIONS TO THIS LETTER FOR ADDITIONAL DETAILS.

INSTRUCTIONS
Forming Part of the Terms and Conditions of the Offer

1. Guarantee of Signatures. All signatures on this Letter of Transmittal must be guaranteed by a firm which is a member of the Securities Transfer Agents Medallion Program, or by any other “eligible guarantor institution,” as such term is defined in Rule 17Ad-15 promulgated under the Securities Exchange Act of 1934, as amended (each of the foregoing being an “Eligible Institution”), unless (a) this Letter of Transmittal is signed by the registered holder(s) of shares (which term, for purposes of this document, will include any participant in The Depository Trust Company whose name appears on a security position listing as the owner of shares) tendered hereby and such holder(s) has (have) not completed the box entitled “Special Payment Instructions” or “Special Delivery Instructions” on the reverse of this Letter of Transmittal or (b) the shares are tendered for the account of an Eligible Institution. See Instruction 5.

2. Delivery of Letter of Transmittal and Certificates. This Letter of Transmittal is to be used (i) if certificates are to be forwarded with it, (ii) by Holders of Restricted Shares or (iii) if tenders are to be made pursuant to the procedures for tenders by book-entry transfer pursuant to the procedure set forth in Section 3 of the Offer to Purchase. Certificates evidencing all physically tendered shares, or a confirmation of a book-entry transfer into the U.S. Depositary’s account at The Depository Trust Company of all shares delivered by book-entry transfer, as well as a properly completed and duly executed Letter of Transmittal and any other documents required by this Letter of Transmittal, must be received by the U.S. Depositary at one of its addresses set forth below prior to 10:00 a.m., New York time, or 5:00 p.m., Israel time, on the Initial Completion Date or Final Expiration Date (as defined in Section 1 of the Offer to Purchase), as applicable. If certificates are forwarded to the U.S. Depositary in multiple deliveries, a properly completed and duly executed Letter of Transmittal must accompany each delivery.

Shareholders whose certificates are not immediately available, who cannot deliver their certificates and all other required documents to the U.S. Depositary prior to 10:00 a.m., New York time, or 5:00 p.m., Israel time, on the Initial Completion Date or Final Expiration Date, as applicable, or who cannot complete the procedure for delivery by book-entry transfer on a timely basis will not be able to tender their shares pursuant to guaranteed delivery procedure.

The method of delivery of this Letter of Transmittal, certificates and all other required documents, including delivery through The Depository Trust Company, is at the option and risk of the tendering shareholder, and the delivery will be deemed made only when actually received by the U.S. Depositary. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed to ensure timely delivery.

All questions as to the validity, form, eligibility (including time of receipt) and acceptance for payment of any tender of shares will be determined by the Purchaser, in its sole discretion. This determination will be final and binding on all parties. The Purchaser reserves the absolute right to reject any or all tenders that it determines not to be in proper form or the acceptance for payment of which may be unlawful. The Purchaser also reserves the absolute right, in its sole discretion, to waive any defect or irregularity in any tender of shares of any particular shareholder, whether or not similar defects or irregularities are waived in the case of other shareholders. A tender of shares will not have been made until all defects and irregularities have been cured or waived. None of the Purchaser, the Depositaries, the Information Agent, the Israeli legal counsel or any other person will be under any duty to give notification of any defects or irregularities in tenders of shares or incur any liability for failure to give any notification.

No alternative, conditional or contingent tenders will be accepted, and no fractional shares will be purchased. By execution of this Letter of Transmittal, all tendering shareholders waive any right to receive any notice of the acceptance of their shares for payment.

If any share certificate has been lost, destroyed or stolen, the shareholder should promptly notify the U.S. Depositary. The shareholder then will be instructed as to the steps that must be taken in order to replace the share certificate. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed share certificates have been followed.

IMPORTANT: IF YOU SUBMIT A LETTER OF TRANSMITTAL, BY WHICH YOU TENDER YOUR SHARES, AND THEREAFTER YOU DELIVER TO US A NOTICE OF OBJECTION WITH RESPECT TO THOSE SHARES, WE WILL DISREGARD YOUR LETTER OF TRANSMITTAL. SIMILARLY, IF

YOU SUBMIT TO US A NOTICE OF OBJECTION WITH RESPECT TO YOUR SHARES AND THEREAFTER YOU DELIVER TO US A LETTER OF TRANSMITTAL BY WHICH YOU TENDER THOSE SHARES, WE WILL DISREGARD YOUR NOTICE OF OBJECTION. IF YOU SUBMIT A LETTER OF TRANSMITTAL AND A NOTICE OF OBJECTION CONCURRENTLY WITH RESPECT TO THE SAME SHARES, THE NOTICE OF OBJECTION WILL BE DISREGARDED.

3. Inadequate Space. If the space provided on the reverse of this Letter of Transmittal under “Description of Shares Tendered” is inadequate, the certificate numbers, the number of shares evidenced by such certificates and the number of shares tendered should be listed on a separate signed schedule and attached to this Letter of Transmittal.

4. Partial Tenders (not applicable to shareholders who tender by book-entry transfer). If fewer than all shares evidenced by any certificate delivered to the U.S. Depositary with this Letter of Transmittal are to be tendered, fill in the number of shares that are to be tendered in the box entitled “Number of Shares Tendered.” In such cases, new certificate(s) evidencing the remainder of shares that were evidenced by the certificates delivered to the U.S. Depositary with this Letter of Transmittal will be sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in the box entitled “Special Delivery Instructions” on the reverse of this Letter of Transmittal, as soon as practicable after the Initial Completion Date or Final Expiration Date, as applicable, or the termination of the offer. All shares evidenced by certificates delivered to the U.S. Depositary will be deemed to have been tendered unless otherwise indicated.

5. Signatures on Letter of Transmittal; Stock Powers and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificates evidencing the tendered shares without alteration, enlargement or any other change whatsoever.

If any tendered shares are held of record by two or more persons, all of those named persons must sign this Letter of Transmittal. If any tendered shares are registered in different names, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of those tendered shares.

If this Letter of Transmittal is signed by the registered holder(s) of tendered shares, no endorsements of certificates or separate stock powers are required, unless payment is to be made to, or certificates evidencing shares not tendered or not accepted for payment are to be issued in the name of, a person other than the registered holder(s). If the Letter of Transmittal is signed by a person other than the registered holder(s) of the certificate(s) evidencing shares tendered, the tendered certificate(s) must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on the certificate(s). Signatures on the certificate(s) and stock powers must be guaranteed by an Eligible Institution.

If this Letter of Transmittal is signed by a person other than the registered holder(s) of tendered shares, the certificate(s) evidencing tendered shares must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on such certificate(s). Signatures on such certificate(s) and stock powers must be guaranteed by an Eligible Institution.

If this Letter of Transmittal or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, that person should so indicate when signing, and proper evidence satisfactory to the Purchaser of that person’s authority so to act must be submitted.

6. Share Transfer Taxes. The amount of any share transfer taxes (whether imposed on the registered holder(s), or such other person, or otherwise) payable on account of the transfer will be deducted from the purchase price of the tendered Shares purchased, unless evidence satisfactory to the Purchaser of the payment of the taxes, or that the transfer is not subject to tax, is submitted. The Purchaser will only be liable for share transfer taxes with respect to the sale and transfer of any Shares if such taxes are expressly imposed by applicable law on the Purchaser. Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the certificates evidencing tendered shares.

7. Special Payment and Delivery Instructions. If a check for the purchase price of any tendered shares is to be issued in the name of, and/or certificate(s) evidencing shares not tendered or not accepted for payment are to be issued in the name of and/or returned to, a person other than the person(s) signing this Letter of

Transmittal or if a check or any such certificate is to be sent to a person other than the signor of this Letter of Transmittal or to the person(s) signing this Letter of Transmittal but at an address other than that shown in the box entitled “Description of Shares Tendered” on the reverse of this Letter of Transmittal, the appropriate boxes on this Letter of Transmittal must be completed.

8. Questions and Requests for Assistance or Additional Copies. Questions and requests for assistance may be directed to the Information Agent at the address or telephone numbers set forth below. Additional copies of the Offer to Purchase, this Letter of Transmittal, the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9, the Declaration Form (“Declaration of Status for Israeli Income Tax Purposes”), and other documents related to the Offer may be obtained from the Information Agent.

9. Substitute Form W-9, Appropriate Form W-8. Each holder surrendering certificates for payment, including a Holder of Restricted Shares, is required to provide the U.S. Depositary with a correct Taxpayer Identification Number (“TIN”) on Substitute Form W-9 (provided herein) and certify under penalties of perjury that such number is correct and indicate whether such holder is subject to backup withholding as provided in the certification instructions in part 2 of the form. Each holder must date and sign the Substitute W-9 in the spaces indicated. Failure to provide the information on the form may subject the holder to a 28% federal income tax withholding on the purchase price and to a $50 penalty imposed by the Internal Revenue Service. Each holder who is not a U.S. Holder (as defined in Section 5 of the Offer to Purchase) must complete and submit the applicable Form W-8 in order to be exempt from the 28% federal income tax backup withholding due on payments with respect to the Shares. The appropriate Form W-8 may be obtained from the Information Agent and the U.S. Depositary. Shareholders that are not U.S. Holders are urged to consult their tax advisor regarding the appropriate IRS Form W-8 in light of their particular circumstances.

10. Declaration Form (“Declaration of Status for Israeli Income Tax Purposes”). Each holder surrendering certificates for payment who is eligible for an exemption from Israeli withholding tax, or a reduced withholding rate, as described in Section 2 and Section 5 of the Offer to Purchase, is required to complete the Declaration Form included in this letter. See also “Important Tax Information” below and the instructions to the Declaration Form. Each holder must date and sign the Declaration Form in the spaces indicated. Failure to provide the information on the form may subject the holder to a 25% Israeli income tax withholding on the purchase price.

11. Additional Offer Period. Promptly following the Initial Completion Date (as defined in the Offer to Purchase), the Purchaser will publicly announce whether or not the conditions to the offer have been satisfied or, subject to applicable law, waived by the Purchaser. As required by Israeli law, if the conditions to the offer have been satisfied or, subject to applicable law, waived by the Purchaser and if, with respect to each share owned by a shareholder: (a) he or she has not yet responded to the offer, (b) he or she has notified the Purchaser of his or her objection to the Offer, or (c) he or she has tendered such share but have withdrawn his or her tender prior to 10:00 a.m., New York time, or 5:00 p.m., Israel time, on the Initial Completion Date, such shareholder will be afforded an additional four calendar-day period, until 10:00 a.m., New York time, or 5:00 p.m., Israel time, on the Final Expiration Date, during which period he or she may tender each such share. See Section 1 of the Offer to Purchase.

IMPORTANT TAX INFORMATION

United States

Under U.S. federal income tax law, a shareholder whose tendered shares are accepted for payment is generally required to provide the U.S. Depositary (as payer) with the shareholder’s correct TIN on Substitute Form W-9. If a shareholder is an individual, the TIN generally is the shareholder’s social security number. If the U.S. Depositary is not provided with the correct TIN, the shareholder may be subject to a penalty imposed by the Internal Revenue Service and payments that are made to the shareholder with respect to shares purchased pursuant to the offer may be subject to backup withholding of 28%. In addition, if a shareholder makes a false statement that results in no imposition of backup withholding, and there was no reasonable basis for making such statement, a penalty may also be imposed by the Internal Revenue Service.

Many shareholders (including, among others, corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, that individual must submit a statement on the appropriate IRS Form W-8, signed under penalties of perjury, attesting to that individual’s exempt status. Forms of those statements can be obtained from the Information Agent and the U.S. Depositary. See the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for additional instructions. A tax advisor should be consulted as to that shareholder’s qualification for exemption from backup withholding and the procedure for obtaining such exemption, including the appropriate IRS Form W-8 in light of such shareholder’s circumstances.

If backup withholding applies, the U.S. Depositary is required to withhold 28% of any payments made to the shareholder. Backup withholding is not an additional tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained if the required information is furnished to the Internal Revenue Service.

Purpose of Substitute Form W-9. To prevent backup withholding on payments that are made to a shareholder with respect to shares purchased in the offer, each shareholder is required to notify the U.S. Depositary of such shareholder’s correct TIN by completing the Substitute Form W-9 certifying that (a) the TIN provided on Substitute Form W-9 is correct, and (b)(i) that shareholder has not been notified by the Internal Revenue Service that he, she or it is subject to backup withholding as a result of a failure to report all interest or dividends or (ii) the Internal Revenue Service has notified the shareholder that the shareholder is no longer subject to backup withholding.

What Number to Give the U.S. Depositary. Each shareholder, including Holder of Restricted Shares, is required to give the U.S. Depositary the TIN (e.g., social security number or employer identification number) of the record holder of tendered shares. If shares are in more than one name or are not in the name of the actual owner, consult the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for additional guidance on which number to report.

Israel

The gross proceeds payable to a tendering shareholder in the Offer will generally be subject to Israeli withholding tax at the rate of 20% or 25% of the shareholder’s gain on such sale. The Purchaser has obtained an approval from the Israeli Tax Authority, or the ITA, with respect to the withholding tax rates applicable to shareholders as a result of the purchase of shares in the Offer. The approval provides, among other things, that (1) tendering shareholders who acquired their Given Imaging shares after Given Imaging’s initial public offering on Nasdaq (i.e., after October 3, 2001) and who certify that they are NOT “residents of Israel” for purposes of the Israeli Income Tax Ordinance [New Version], 5721-1961, or the Ordinance, will not be subject to Israeli withholding tax, (2) eligible Israeli brokers or financial institutions holding the Given Imaging shares solely on behalf of a tendering shareholder will not be subject to Israeli withholding tax, (3) tendering shareholders who are Israeli residents and who acquired their Given Imaging shares prior to Given Imaging’s initial public offering on Nasdaq, will be subject to Israeli withholding tax at a rate of 25% of the amount received by the tendering shareholders pursuant to the offer, (4) tendering shareholders who are NOT “residents of Israel” and who acquired their Given Imaging shares prior to Given Imaging’s initial public offering on Nasdaq, will be subject to Israeli withholding tax at a rate of 25% of the amount received by the tendering shareholders unless the tendering shareholders submit an A-114 Form approving such shareholders’ residence in a country with whom Israel has a tax treaty which exempts Israeli capital gains tax, duly signed by the tendering shareholders and authorized by the tax authority of such country, in which event such tendering shareholders will not be subject to Israeli withholding tax. and (5) tendering shareholders who are not described in clauses (1),(2), (3) and (4) above, will be subject to Israeli withholding tax at a fixed rate of 8.61% of the amount received by the tendering shareholders pursuant to the offer. Notwithstanding the foregoing, should any tendering shareholder present the U.S. Depositary with a valid approval from the Israeli tax authority applying withholding tax at a lesser rate than those described above or otherwise granting a specific exemption from Israeli withholding tax, the U.S. Depositary will act in accordance with such approval. The Israeli withholding tax is not an additional tax. Rather, the Israeli income tax liability of shareholders subject to Israeli withholding will be reduced by the amount of Israeli tax withheld. If Israeli withholding tax results in an overpayment of Israeli taxes, the holder may apply to the ITA in order to obtain a refund. However, the Purchaser cannot assure you whether and when the ITA will grant such refund.

Purpose of Declaration Form. To prevent withholding of Israeli income tax on payments that are made to a shareholder with respect to shares purchased in the offer or to be eligible to a reduced withholding rate of

8.61%, as applicable, each shareholder is required to notify the U.S. Depositary of such shareholder’s exemption, or eligibility, by completing and signing the Declaration Form included in this letter below. The Declaration Form should be completed by holders of Shares, who: (i) certify that they are NOT “residents of Israel” for purposes of the Ordinance, and either (A) acquired their Shares after the Given Imaging ’s initial public offering on Nasdaq (i.e., after October 3, 2001), or (B) acquired their Shares prior to Given Imaging’s initial public offering on Nasdaq and submit an A-114 Form approving that they are residents of a country with which Israel has a tax treaty which exempts Israeli capital gains tax, duly signed by the tendering shareholder and authorized by the tax authority of such country or (ii) are banks, brokers or financial institutions that are “residents of Israel” within the meaning of that term in Section 1 of the Ordinance, holding Shares solely on behalf of beneficial shareholder(s), and are subject to the provisions of the Ordinance and regulations promulgated thereunder relating to the withholding of Israeli tax, including with respect to the cash payment (if any) made to them with respect to Shares tendered by such beneficial shareholder(s) and accepted for payment by the Purchaser pursuant to the Offer. Further, each “resident of Israel” who is eligible to a reduced withholding rate of 8.61% is also acquired to notify the U.S. Depositary of such shareholder’s eligibility, by completing and signing the Declaration Form included in this letter below.

The foregoing description of certain tax withholding is only a summary and is qualified by all the terms of, and conditions to, the Offer set forth in the Offer to Purchase. In this respect, you are urged to read Section 2 and Section 5 of the Offer to Purchase.

(Declaration Form Immediately Follows)

DECLARATION OF STATUS FOR ISRAELI INCOME TAX PURPOSES
▶ Do not send this form to the IRS  ▶ See separate instructions on the back cover of this form
▶ Read this form together with the Offer to Purchase and Letter of Transmittal accompanying this form

PAYER’S NAME: American Stock Trust & Transfer Company, as U.S. Depositary

Who may use this form and why?

Holders of Shares who wish to tender their Shares pursuant to the Offer to Purchase and the related Letter of Transmittal (which, as amended from time to time, together constitute the “Offer”) may use this form if they tender their Shares in the Offer to the U.S. Depositary and they are either:

•

Non-Israeli Residents: If (A) (i) you certify that you are NOT a “resident of Israel” (as defined under Section 1 of the Israeli Income Tax Ordinance [New Version], 5721-1961 (the “Ordinance”) (See Instruction II)) for purposes of the Ordinance, or (ii) you are a corporation that is NOT a “resident of Israel”, and Israeli residents are NOT “controlling shareholders” (as defined under Section 68A of the Ordinance (See Instruction III)) of you, nor are Israeli residents the beneficiaries of, or are entitled to, 25.0% or more of your revenues or profits, whether directly or indirectly; and (B) (i) you acquired your Shares after Given Imaging’s initial public offering on Nasdaq (i.e., after October 3, 2001) or (ii) you acquired your Shares prior to Given Imaging’s initial public offering on Nasdaq and submit an A-114 Form approving that you are a resident of a country with which Israel has a tax treaty which exempts Israeli capital gains tax, duly signed by the tendering shareholder and authorized by the tax authority of such country, will not be subject to Israeli withholding tax, you may be eligible for a full exemption from Israeli withholding tax with respect to the gross proceeds payable to you (if any) pursuant to the Offer. By completing this form in a manner that would substantiate your eligibility for such exemption, you will allow the Purchaser, the U.S. Depositary, your broker or any other withholding agent, or their authorized representatives to exempt you from such Israeli withholding tax; or

•

A Bank, Broker or Financial Institution Resident in Israel: If you are a bank, broker or financial institution resident in Israel that (1) is holding the Shares solely on behalf of beneficial shareholder(s) (so-called “street name” holders), and (2) is subject to the provisions of the Ordinance and regulations promulgated thereunder relating to the withholding of Israeli tax, including with respect to the cash payment (if any) made by you to your beneficial shareholder(s) with respect to Shares tendered by them and accepted for payment by the Purchaser pursuant to the Offer (an “Eligible Israeli Broker”), you may be eligible for a full exemption from Israeli withholding tax with respect to the cash payment transmitted to you. By completing this form in a manner that would substantiate your eligibility for such exemption, you will allow the Purchaser, the U.S. Depositary, your broker or withholding agent, or their authorized representatives, to exempt you from such Israeli withholding tax. Consequently, even though the U.S. Depositary will not deduct any Israeli withholding tax from you, pursuant to the provisions of the Ordinance and regulations promulgated thereunder, to which you are subject, you may be required to withhold Israeli tax, as applicable, from the cash payment (if any) made by you to your beneficial shareholder(s). NOTE: AN ELIGIBLE ISRAELI BROKER MAY COMPLETE THIS FORM IF IT IS HOLDING THE SHARES SOLELY ON BEHALF OF HIS CLIENTS, THE BENEFICIAL SHAREHOLDERS; OR

•

Israeli Residents: If you are a “resident of Israel” (as defined under Section 1 of the Ordinance) and you acquired your Shares after Given Imaging’s initial public offering on Nasdaq (i.e., after October 3, 2001), you may be eligible for a reduced Israeli withholding tax rate with respect to the gross proceeds payable to you (if any) pursuant to the Offer. By completing this form in a manner that would substantiate your eligibility for such reduced rate, you will allow the Purchaser, the U.S. Depositary, your broker or any other withholding agent, or their authorized representative to withhold Israeli tax at a reduced rate.

PLEASE NOTE THAT IF YOU PROVIDE A DECLARATION FORM, YOU ALSO CONSENT TO THE PROVISION OF YOUR DECLARATION FORM TO THE PURCHASER AND/OR THE U.S. DEPOSITARY AND TO THE ISRAELI TAX AUTHORITY (THE “ITA”), IN CASE THE ITA SO REQUESTS, FOR PURPOSES OF AUDIT OR OTHERWISE.

To whom should you deliver this form?

•

If you wish to submit this form and (1) you hold your Shares directly, i.e., you are a registered holder, complete and sign this form and mail or deliver it to the U.S. Depositary (together with the Letter of

Transmittal by which you tender your Shares) at one of its addresses set forth below, or (2) you hold your Shares through a broker, dealer, commercial bank, financial institution, trust company or other nominee (a “Broker”), complete and sign this form and mail or deliver it (together with the instruction letter by which you tender your Shares) to such Broker.

Until when should I deliver this form?

•

As described above, this form should be delivered together with the Letter of Transmittal or instruction letter by which you tender your Shares prior to 10:00 a.m., New York time, or 5:00 p.m., Israel time, on the Initial Completion Date or Final Expiration Date (as such terms are defined in the Offer to Purchase), as applicable.

You are urged to consult your own tax advisors to determine the particular tax consequences to you should you tender your Shares in the Offer, including, without limitation, the effect of any state, local or foreign income and any other tax laws and whether or not you should use this form.

PART I	Identification and details of Shareholder (including Eligible Israeli Brokers) (see instructions)

1. Name:	2. Type of Shareholder (more than one box may be applicable):

(please print full name)	☐	Corporation (or Limited	☐	Bank
		Liability Company)	☐	Broker
	☐	Individual	☐	Financial Institution
	☐	Trust
	☐	Partnership
	☐	Other:
_________________
3. For individuals only:	4. For all other Shareholders:

Date of birth: ______/_____/______ month / day / year	Country of incorporation or organization:

Country of residence:	Registration number of corporation (if applicable):

Country of citizenship:

Taxpayer Identification or Social Security No (if applicable):	Country of residence:

5. Permanent Address (state, city, zip or postal code, street, house number, apartment number):

6. Mailing Address (if different from above):	7. Telephone Number (country code, area code and number):

8. I hold the Shares of Given Imaging (mark X in the appropriate place):
☐ directly, as a Registered Holder
☐ through a Broker. If you marked this box, please state the name of your Broker: _________________

PART II		Declaration by Non-Israeli Shareholders (see instructions) ▶ Eligible Israeli Brokers should not complete this Part II

A. To be completed only by Individuals. I hereby declare that: (if the statement is correct, mark X in the following box) (note: only if the statements in (i) A.1 and (ii) A.2 or A.3 are marked as correct you may be eligible for an exemption from Israeli tax withholding)

A.1	☐	I am NOT a “resident of Israel” within the meaning of that term in Section 1 of the Ordinance (See Instruction II), which means, among other things, that:
	•	the State of Israel is neither my place of residence nor that of my family,
	•	I was NOT present (nor am I planning to be present) in Israel for 183 days or more during this tax year,
	•	I was NOT present in Israel for 30 days or more during this tax year, and
	•	The total period of my presence in Israel during this tax year and the two previous tax years is less than 425 days or more in total; and
A.2	☐	I acquired the Shares after the initial public offering of Given Imaging on Nasdaq (i.e., after October 3, 2001); or
A.3	☐

I acquired the Shares prior to the initial public offering of Given Imaging on Nasdaq and am resident of a country with whom Israel has a tax treaty exempting Israeli capital gains tax and I have attached an A-114 Form duly signed by me and authorized by the tax authority of such country.

B. To be completed by Corporations. I hereby declare that: (if correct, mark X in the following box.) (note: only if the statements in (i) B.1 and (ii) B.2 and (iii) B.3 or B.4 are marked as correct you may be eligible for an exemption from Israeli tax withholding)

B.1	☐	I am NOT a “resident of Israel” within the meaning of that term in Section 1 of the Ordinance (See Instruction II), which means, among other things, that:
	•	I was NOT incorporated in Israel and was NOT registered with/formed at the Israeli Registrar of Companies, the Israeli Fellowship Societies Registrar or the Israeli Partnerships Registrar, and
	•	the “control and management” of my business is NOT located in Israel; and
B.2	☐

Israeli residents are NOT “controlling shareholders” of me within the meaning of that term in Section 68A of the Ordinance (See Instruction III), which means, among other things, that Israeli residents do NOT hold 25.0% or more of any “means of control” of me within the meaning of that term in Section 88 of the Ordinance; nor are Israeli residents the beneficiaries of, or are entitled to, 25.0% or more of my revenues or profits, whether directly or indirectly; and

B.3	☐	I acquired the Shares after the initial public offering of Given Imaging on Nasdaq (i.e., after October 3, 2001); or
B.4	☐

I acquired the Shares prior to the initial public offering of Given Imaging on Nasdaq and am resident of a country with whom Israel has a tax treaty exempting Israeli capital gains tax and I have attached an A-114 Form duly signed by me and authorized by the tax authority of such country.

C. To be completed by Partnerships. I hereby declare that: (if correct, mark X in the following box.) (note: only if the statements in (i) C.1 and (ii) C.2 and (iii) C.3 or C.4 are marked as correct you may be eligible for an exemption from Israeli tax withholding)

C.1 ☐ NO partner (in the partnership), whether an individual or a corporation, is a “resident of Israel” within the meaning of that term in Section 1 of the Ordinance (See Instruction II); and

C.2 ☐ NO partner (in the partnership) that is a corporation has Israeli residents that are “controlling shareholders” within the meaning of that term in Section 68A of the Ordinance (See Instruction III), nor are Israeli residents the beneficiaries of, or are entitled to, 25.0% or more of the revenues or profits of such partner, whether directly or indirectly; and

C.3 ☐ I acquired the Shares after the initial public offering of Given Imaging on Nasdaq (i.e., after October 3, 2001); or

C.4 ☐ I acquired the Shares prior to the initial public offering of Given Imaging on Nasdaq and am resident of a country with whom Israel has a tax treaty exempting Israeli capital gains tax and I have attached an A-114 Form duly signed by me and authorized by the tax authority of such country.

D. To be completed by Trusts. I hereby declare that: (if correct, mark X in the following box) (note: only if the statements in (i) D.1 and (ii) D.2 or D.3 are marked as correct you may be eligible for an exemption from Israeli tax withholding)

D.1 ☐ The Trust was NOT registered in Israel; the settlor of the Trust is NOT an Israeli Resident; and the beneficiaries of the Trust are NOT Israeli Residents; and
D.2 ☐ I acquired the Shares after the initial public offering of Given Imaging on Nasdaq (i.e., after October 3, 2001); or

D.3 ☐ I am resident of a country with whom Israel has a tax treaty exempting Israeli capital gains tax and I have attached an A-114 Form duly signed by me and authorized by the tax authority of such country.

PART III	Declaration by Israeli Bank, Broker or Financial Institution (see instructions) ▶	Non-Israeli Residents should not complete this Part III
(note: only if all statements are marked as correct you may be eligible for an exemption from Israeli tax withholding)

I hereby declare that: (if correct, mark X in the following box)
☐

I am a bank, broker or financial institution that is a “resident of Israel” within the meaning of that term in Section 1 of the Ordinance (See Instruction II), I am holding the Shares solely on behalf of beneficial shareholder(s) and I am subject to the provisions of the Ordinance and the regulations promulgated thereunder relating to the withholding of Israeli tax, including with respect to the cash payment (if any) made by me to such beneficial shareholder(s) with respect to Shares tendered by them and accepted for payment by the Purchaser pursuant to the Offer.

PART IV	Declaration by Israeli Residents (see instructions) ▶	Eligible Israeli Brokers should not complete this Part IV

I hereby declare that: (if correct, mark X in the following box) (note: only if all statements are marked as correct you may be eligible for a reduced Israeli tax withholding rate)
☐	I am a “resident of Israel” within the meaning of the term in Section 1 of the Ordinance (See Instruction II).
☐	I acquired the Shares after the initial public offering on Nasdaq (i.e., after October 3, 2001).

PART V	Certification. By signing this form, you also declared that:

•	You understood this form and completed it correctly and pursuant to the instructions.
•	You provided accurate, full and complete details in this form.
•	You are aware that providing false details constitutes a felony under the Ordinance.
•	You are aware that this form may be provided to the Israeli Tax Authority, in case the Israeli Tax Authority so requests, for purposes of audit or otherwise.
•	You understand that the instructions to this form constitute an integral part thereof.

SIGN HERE ▶
 Signature of Shareholder  Date  Capacity in which acting
 (or individual authorized to sign on your behalf)

INSTRUCTIONS
Forming Part of the Declaration of Status for Israeli Income Tax Purposes

I. General Instructions. This Declaration Form (Declaration of Status for Israeli Income Tax Purposes), or this Form, should be completed by holders of Shares who wish to tender their Shares pursuant to the Offer, and who: (i) (A) certify that they are NOT “residents of Israel” for purposes of the Ordinance (See Instruction II below), or if the holder of Shares is a corporation then Israeli residents are NOT “controlling shareholders” of such corporation within the meaning of Section 68A of the Ordinance (See Instruction III below), and Israeli residents are NOT the beneficiaries of, or are entitled to, 25.0% or more of the revenues or profits of such corporation, whether directly or indirectly and (B) (i) acquired the Shares after Given Imaging’s initial public offering on Nasdaq (i.e., after October 3, 2001) or (ii) acquired the Shares prior to Given Imaging’s initial public offering on Nasdaq and are residents of a country with whom Israel has a tax treaty exempting Israeli capital gains tax and submits an A-114 Form duly signed by the tendering shareholder and authorized by the tax authority of such country, or (ii) are banks, brokers or financial institutions that are “residents of Israel” within the meaning of that term in Section 1 of the Ordinance, holding Shares solely on behalf of beneficial shareholder(s), and are subject to the provisions of the Ordinance and the regulations promulgated thereunder relating to the withholding of Israeli tax, including with respect to the cash payment (if any) made by them to such beneficial shareholder(s) with respect to Shares tendered by them and accepted for payment by the Purchaser pursuant to the Offer. Israeli residents who are NOT Eligible Israeli Brokers should not use this Form, unless they are eligible to a reduced withholding rate of 8.61%.

Part I (Identification and details of Shareholder). You should complete Item 1, 2 and 5 through 8 and either (i) Item 3, if you are an individual, or (ii) Item 4, if you are a corporation (or limited liability company), trust, partnership or other entity.

Part II (Declaration by Non-Israeli Shareholder). If you are NOT an Israeli resident, you should complete either Section A (for Individuals), Section B (for Corporations), Section C (for Partnerships) or Section D (for Trusts). If you do not mark a box you will be deemed to answer that the corresponding item is not correct with respect to you.

Part III (Declaration by Israeli Bank, Broker or Financial Institution). If you are an Eligible Israeli Broker, you should complete this Item.

Part IV (Declaration by Israeli Residents). If you are an Israeli resident and eligible to the reduced withholding rate of 8.61%, you should complete this item.

Part V (Certification). By signing this Form, you also make the statements in Part IV.

Inadequate Space. If the space provided on this Form is inadequate, you should insert such details on a separate signed schedule and attached to this Form.

Determination of Validity. All questions as to the validity, form or eligibility (including time of receipt) of this Form will be, subject to applicable law, determined by the Purchaser, in its sole discretion, which determination will be final and binding on all parties. None of the Purchaser, the U.S. Depositary, the Information Agent or any other person will be under any duty to give notification of any defects or irregularities in any Form or incur any liability for failure to give any such notification. For more details, see Section 5 of the Offer to Purchase.

Questions and Requests for Assistance or Additional Copies. Questions and requests for assistance may be directed to the Information Agent at the address or telephone numbers set forth on the back cover. Additional copies of this Form may be obtained from the Information Agent.

The method of delivery of this Form is at your option and risk, and the delivery will be deemed made only when actually received by your Broker or the U.S. Depositary. If delivery is by mail, registered mail with return receipt requested, is recommended. In all cases, sufficient time should be allowed to ensure timely delivery. No alternative, conditional or contingent Forms will be accepted.

II. Definition of Resident of Israel for Israeli Tax Purposes

Section 1 of the Ordinance defines a “resident of Israel” or a “resident” as follows:

“(A)	with respect to an individual – a person whose center of vital interests is in Israel; for this purpose the following provisions will apply:

(1)	in order to determine the center of vital interests of an individual, account will be taken of the individual’s family, economic and social connections, including, among others:

(a)	place of permanent home;

(b)	place of residential dwelling of the individual and the individual’s immediate family;

(c)	place of the individual’s regular or permanent occupation or the place of his permanent employment;

(d)	place of the individual’s active and substantial economic interests;

(e)	place of the individual’s activities in organizations, associations and other institutions;

(2)	the center of vital interests of an individual will be presumed to be in Israel:

(a)	if the individual was present in Israel for 183 days or more in the tax year;

(b)

if the individual was present in Israel for 30 days or more in the tax year, and the total period of the individual’s presence in Israel that tax year and the two previous tax years is 425 days or more.

For the purposes of this provision, “day” includes a part of a day.

(3)	the presumption in subparagraph (2) may be rebutted either by the individual or by the assessing officer;

(4)	. . .;

(B)	with respect to a body of persons – a body of persons which meets one of the following:

(1)	it was incorporated in Israel;

(2)	the “control and management” of its business is exercised in Israel.”

III. Definition of Controlling Shareholder for Purposes of Section 68A of the Ordinance

Section 68A of the Ordinance defines “controlling shareholders” as follows:

“Controlling shareholders” – shareholders that hold, directly or indirectly, alone, or together with another, or together with another Israeli resident, one or more of the means of control at a rate exceeding 25.0%.”

Section 88 of the Ordinance defines the terms “means of control” and “together with another” as follows:

“  “Means of control” – in a corporation – each of the following:

(1)	the right to profits;

(2)	the right to appoint a director or a chief executive officer in the company, or equivalent position holders in another corporation;

(3)	a voting right in the general meeting of a company, or in an equivalent body in another corporation;

(4)	the right to a portion of the remainder of the assets after settlement of liabilities, upon wind-up;

(5)

the right to instruct anyone holding the rights listed in clauses (1) to (4) on the manner in which his right shall be executed; and all, whether by virtue of shares, rights to shares or other rights, or in any other manner, including by way of voting agreements or through a trust.”

“Together with another” – together with a relative, and together with he who is not a relative and they have between them a cooperation on a permanent basis under an agreement regarding material issues of a corporation, directly or indirectly.”

STATE OF ISRAEL MINISTRY OF FINANCE INCOME TAX & REAL PROPERTY TAX COMMISSION	Form A/114

CLAIM FOR REDUCED RATE OF WITHHOLDING TAX/EXEMPTION
FROM WITHHOLDING TAX IN ISRAEL ON PAYMENTS TO A NON RESIDENT

This form shall be completed and signed by the recipient of income or by an authorized officer or representative of the recipient.

PART A: BASIS OF CLAIM FOR REDUCED RATE OF WITHHOLDING TAX/EXEMPTION FROM WITHHOLDING TAX

☐	This claim is made pursuant to the Double Tax Convention between Israel and , Article .
☐	This claim is not made pursuant to a Double Tax Convention.

PART B: GENERAL NATURE OF THE TRANSACTION AND INCOME

1.	Provide a brief description of the transaction involved:

2.	The income received is from ☐ dividends ☐ interest ☐ royalties ☐ other (specify)

PART C: THE RECIPIENT

1.	Full name of the recipient:

2.	Home address or registered office of recipient:

3.	Identity number, social securiy number, or registration number of recipient:

4.	Form of organization of recipient (Company, Partnership, etc.): Date of establishment:

5.	Income Tax File number of recipient in place of residence:

6.	Address of local income tax assessing office in recipient’s place of residence:

7.	The recipient is a fiscal resident of (country) since (date).

8.

If the recipient is an individual, has he been present in Israel at any time in the past 3 years for any period exceeding one month?  ☐  No  ☐  Yes
If yes, specify the dates and duration of such stays in Israel:

Form A/114

9.	Does the recipient conduct business in Israel, directly or indirectly, in any manner? ☐ No ☐ Yes Specify:

10.

If the recipient is a corpration, is a majority of any class of shares in the recipient controlled, directly or indirectly, by persons who are not fiscal residents of the recipient’s state of residence?  ☐  No  ☐  Yes

Specify:

PART D: THE PAYER

1.	Full name of the payer of the income:

2.	Home address or registered office of payer:

3.	Income Tax File number of payer in Israel:

4.	Does any special relationship exist between the payer of the income and the recipient (for example: family, partnership, corporate control): ☐ Yes ☐ No Specify:

PART E: DETAILS OF INCOME RECEIVED

Date of receipt	Place of receipt (country, city, bank account number)	Amount/Currency	Description of Income	Method of Calculation (e.g. rate of interest, percentage of sales, daily fee)

2.	Have similar items of income been the subject of previous claims? ☐ No ☐ Yes If yes, specify dates, amounts and rates of withholding tax approved in the past two instances:

3.

If the income is a dividend and the recipient claims an additional reduction of withholding tax due to direct ownership in the distributing company (pursuant to a Double Tax Convention), specify nature, extent and duration of such ownership:

PART F: DOCUMENTATION

Attach all relevant documents pertaining to the transaction (for example, contracts and invoices).
List all documents attached:	1.
2.
3.

Form A/114

PART G: DECLARATIONS OF THE RECIPIENT

1.	The recipient declares that:

a.	he is the beneficial owner of the income received;

b.	he does not carry on business in Israel through a permanent establishment there nor perform independent personal services from a fixed base in Israel, to which the income is effectively connected;

c.	all the information provided above is accurate and complete.

Date of Signature	Signature of Recipient or authorized officer or representative

2.	Name of authorized officer or representative:

3.	Capacity or Title of authorized officer or representative:

4.	Address of authorized officer or representative:

PART H: CERTIFICATION OF FOREIGN INCOME TAX AUTHORITY

This part shall be completed and signed by the Income Tax Authorities of the recipient’s place of residence

1.	I certify that:

a.	the recipient of the income is a fiscal resident of (country);

b.	the recipient regularly reports his income as required, the most recent income tax return filed being for the year ;

c.	the income concerned ☐ is ☐ is not subject to income tax in (the recipient’s country of residence).

Date of Signature	Signature	Official Stamp

2.	Name of Income Tax Authority official making this certification:

3.	Position or Title of certifying official:

4.	Address of certifying official:

This Letter of Transmittal and certificates and any other required documents should be sent or delivered by each shareholder or that shareholder’s broker, dealer, commercial bank, trust company or other nominee to the U.S. Depositary at one of its addresses set forth below.

The U.S. Depositary for the offer is:

By Hand/Overnight Courier:	By Facsimile (to Eligible Institutions only):	By Mail:
American Stock Transfer & Trust Company Operations Center Attn: Reorganization Department 6201 15th Avenue Brooklyn, New York 11219	(718) 234-5001 Confirm by Telephone: Toll-free (877) 248-6417 (718) 921-8317	American Stock Transfer & Trust Company Operations Center Attn: Reorganization Department P.O. Box 2042 New York, New York 10272-2042

Questions or requests for assistance may be directed to the Information Agent at its address and telephone number listed below. Additional copies of the Offer to Purchase and this Letter of Transmittal may be obtained from the Information Agent. A shareholder may also contact brokers, dealers, commercial banks or trust companies for assistance concerning the offer.

The Information Agent for the offer is:

105 Madison Avenue
New York, New York 10016
call collect (212) 929-5500
or
toll-free (800) 322-2885